DEBTOR:  GREAT RIVER CRUISE LINE, L.L.C.           CASE NUMBER:  01-10963 (JWV)

                            MONTHLY OPERATING REPORT
                             AS OF JANUARY 31, 2003
                                       AND
                            FOR THE MONTH THEN ENDED





In accordance with title 28, section 1746, of the United States Code, I declare under penalty of perjury that I have examined the attached January Monthly Operating Report (Attachments 1 through 9) and, to the best of my knowledge, these documents are true, correct, and complete.





/s/ EDDIE J. PUSTIZZI
----------------------
Eddie J. Pustizzi
Director, Accounting

DEBTOR:  GREAT RIVER CRUISE LINE, L.L.C.           CASE NUMBER:  01-10963 (JWV)

                            MONTHLY OPERATING REPORT
                             AS OF JANUARY 31, 2003
                                       AND
                            FOR THE MONTH THEN ENDED




                                    CONTENTS


Attachment 1               Summary of Bank and Investment Accounts

Attachment 2               Schedule of Receipts and Disbursements

Attachment 3               Bank and Investment Account Statements

Attachment 4               Income Statement

Attachment 5               Balance Sheet

Attachment 6               Summary of Due To/Due From Intercompany Accounts

Attachment 7               Accounts Receivable Aging

Attachment 8               Accounts Payable Detail

Attachment 9               Notes to January Monthly Operating Report

                                     Summary Of Bank, Investment & Petty Cash Accounts                           Attachment 1
                                              Great River Cruise Line, L.L.C.
Summary                                            Case No: 01-10963 (JWV)                                       UNAUDITED
Great River Cruise Line, LLC                      For Month Of January, 2003

                                           Balances
                              --------------------------------------     Receipts &            Bank
                                   Opening            Closing            Disbursements         Statements           Account
Account                       As Of 01/01/03     As Of 01/31/03          Included              Included             Reconciled
-------                       --------------     --------------          --------              --------             ----------
Delta Queen Steamer                    0.00               0.00            No -                  No -                 No -
Hibernia                                                                  Account Closed        Account Closed       Account Closed
Account # - 812-395-270                                                                         Account

Delta Queen                            0.00               0.00            No -                  Not A Bank           No
Petty Cash                                                                No Activity           Account

                                      Receipts & Disbursements      Attachment 2
                                   Great River Cruise Line, L.L.C.
                                       Case No: 01-10963 (JWV)
Great River Cruise Line, LLC          For Month Of January, 2003
Attach 2


              No Receipts Or Disbursements Due To All Accounts Closed

                                Concentration & Investment Account Statements     Attachment 3
                                ---------------------------------------------
                                     Great River Cruise Line, L.L.C.
Summary                                   Case No: 01-10963 (JWV)
Great River Cruise Line, LLC         -------------------------------
Attach 3                                For Month Of January, 2003
                                     -------------------------------



         No Statements Due To No Concentration Or Investment Accounts

AMCV US SET OF BOOKS                              Date: 12-FEB-03 15:51:02
INCOMESTATEMENT - ATTACHMENT 4                    Page:   1
Current Period: JAN-03

currency USD
Company=22 (DELTA QUEEN)


                                                     PTD-Actual
                                                     31-Jan-03
                                                  ---------------
Revenue
Gross Revenue                                                 0.00
Allowances                                                    0.00
                                                  -----------------
Net Revenue                                                   0.00

Operating Expenses
Air                                                           0.00
Hotel                                                         0.00
Commissions                                                   0.00
Onboard Expenses                                              0.00
Passenger Expenses                                            0.00
Vessel Expenses                                               0.00
Layup/Drydock Expense                                         0.00
Vessel Insurance                                         15,894.54
                                                  -----------------
Total Operating Expenses                                 15,894.54

                                                  -----------------
Gross Profit                                            (15,894.54)

SG&A Expenses
Sales & Marketing                                             0.00
Start-Up Costs                                                0.00
                                                  -----------------
Total SG&A Expenses                                           0.00

                                                  -----------------
EBITDA                                                  (15,894.54)

Depreciation                                                  0.00

                                                  -----------------
Operating Income                                        (15,894.54)

Other Expense/(Income)
Interest Income                                               0.00
Equity in Earnings for Sub                                    0.00
Reorganization expenses                                       0.00
                                                  -----------------
Total Other Expense/(Income)                                  0.00

                                                  -----------------
Net Pretax Income/(Loss)                                (15,894.54)

Income Tax Expense                                            0.00

                                                  -----------------
Net Income/(Loss)                                       (15,894.54)
                                                  =================

AMCV US SET OF BOOKS                                   Date: 12-FEB-03 15:58:56
BALANCE SHEET - ATTACHMENT 5                           Page:   1
Current Period: JAN-03

currency USD
Company=22 (DELTA QUEEN)

                                              YTD-Actual                   YTD-Actual
                                               31-Jan-03                   22-Oct-01
                                             -------------               -------------
ASSETS

Cash and Equivalent                                   0.00                   64,522.98

Restricted Cash                                       0.00                        0.00

Accounts Receivable                                   0.00                   33,451.42

Inventories                                           0.00                  270,331.59

Prepaid Expenses                                      0.00                   37,922.40

Other Current Assets                                  0.00                   14,555.00

                                             -------------               -------------
Total Current Assets                                  0.00                  420,783.39


Fixed Assets                                          0.00               27,296,694.44

Accumulated Depreciation                              0.00               (15,065,339.51)

                                             -------------               -------------
Net Fixed Assets                                      0.00               12,231,354.93


Net Goodwill                                          0.00                        0.00

Intercompany Due To/From                     (6,410,032.69)              (9,202,583.95)

Net Deferred Financing Fees                           0.00                        0.00

Net Investment in Subsidiaries                        0.00                        0.00

                                             -------------               -------------
Total Other Assets                           (6,410,032.69)              (9,202,583.95)

                                             -------------               -------------
Total Assets                                 (6,410,032.69)               3,449,554.37
                                             =============               =============

AMCV US SET OF BOOKS                                Date: 12-FEB-03 15:58:56
BALANCE SHEET - ATTACHMENT 5                        Page:   2
Current Period: JAN-03

currency USD
Company=22 (DELTA QUEEN)


                                                 YTD-Actual                     YTD-Actual
                                                  31-Jan-03                      22-Oct-01
                                               ---------------                 ------------
LIABILITIES

Accounts Payable                                         0.00                     5,758.93

Accrued Liabilities                                      0.00                   715,443.75

Deposits                                                 0.00                 2,045,629.83

                                                -------------                -------------
Total Current Liabilities                                0.00                 2,766,832.51


Long Term Debt                                           0.00                         0.00

Other Long Term Liabilities                              0.00                         0.00

                                                -------------                -------------
Total Liabilities                                        0.00                 2,766,832.51


Liabilities Subject to Compromise                  530,832.95                   490,370.44


OWNER'S EQUITY

Common Stock                                             0.00                         0.00

Add'l Paid In Capital                            3,701,000.00                 3,701,000.00

Current Net Income (Loss)                          (15,894.54)               (2,206,220.03)

Retained Earnings                               (10,625,971.10)              (1,302,428.55)

                                                -------------                -------------
Total Owner's Equity                            (6,940,865.64)                  192,351.42

                                                -------------                -------------
Total Liabilities & Equity                      (6,410,032.69)                3,449,554.37
                                                =============                =============

Great River Cruise Line, LLC                                      01-10963 (JWV)

                                  ATTACHMENT 6
                    Summary List of Due To/Due From Accounts
                      For the Month Ended January 31, 2003

                                                                BEGINNING                                             ENDING
AFFILIATE NAME                              CASE NUMBER          BALANCE          DEBITS         CREDITS              BALANCE
--------------                              -----------          -------          ------         -------             -------
American Classic Voyages Co.                01-10954          (6,704,338.25)         --                 --        (6,704,338.25)
AMCV Cruise Operations, Inc.                01-10967          (9,463,658.43)         --                 --        (9,463,658.43)
The Delta Queen Steamboat Co.               01-10970          10,506,769.28          --          15,894.54        10,490,874.74
DQSB II, Inc.                               01-10974                (367.05)         --                 --              (367.05)
Great AQ Steamboat, L.L.C.                  01-10960             168,013.44          --                 --           168,013.44
Great Pacific NW Cruise Line, L.L.C.        01-10977               4,812.08          --                 --             4,812.08
Great Ocean Cruise Line, L.L.C.             01-10959             503,950.75          --                 --           503,950.75
Cruise America Travel, Incorporated         01-10966          (1,419,142.24)         --                 --        (1,419,142.24)
Delta Queen Coastal Voyages, L.L.C.         01-10964              18,978.71          --                 --            18,978.71
Cape Cod Light, L.L.C.                      01-10962                (270.05)         --                 --              (270.05)
Cape May Light, L.L.C.                      01-10961              33,543.95          --                 --            33,543.95
Project America, Inc.                       N/A                  (11,144.65)         --                 --           (11,144.65)
Oceanic Ship Co.                            N/A                     (257.75)         --                 --              (257.75)
Great Hawaiian Cruise Line, Inc.            01-10975                 (60.73)         --                 --               (60.73)
Great Hawaiian Properties Corporation       01-10971             (41,555.00)         --                 --           (41,555.00)
American Hawaii Properties Corporation      01-10976               9,562.38          --                 --             9,562.38
CAT II, Inc.                                01-10968               1,025.41          --                 --             1,025.41
                                                            --------------------------------------------------------------------
                                                              (6,394,138.15)       0.00          15,894.54        (6,410,032.69)
                                                            ====================================================================

                         Great River Cruise Line, L.L.C.
                                 01-10963 (JWV)




                            Accounts Receivable Aging
                             As of January 31, 2003







                                  Attachment 7


                                 Not Applicable

                         Great River Cruise Line, L.L.C.
                                 01-10963 (JWV)




                             Accounts Payable Detail
                             As of January 31, 2003




                                  Attachment 8


                                 Not Applicable

DEBTOR:  GREAT RIVER CRUISE LINE, L.L.C.          CASE NUMBER:  01-10963 (JWV)

                            MONTHLY OPERATING REPORT
                             AS OF DECEMBER 30, 2002
                                       AND
                            FOR THE MONTH THEN ENDED

                                  ATTACHMENT 9
                    NOTES TO JANUARY MONTHLY OPERATING REPORT



The information contained herein is unaudited.

Liabilities included in these financial statements reflect amounts known by the Company to have been incurred. The Company has listed in prior filings with the United States Trustee potential additional claims it believes may be asserted against the Company.

To the best of the Debtor's knowledge and belief, based on currently available information, all Federal income and payroll taxes due and owing have been paid.